SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    February 29, 2000
                                                   -------------------



                                 PEOPLES BANCORP

             (Exact name of Registrant as Specified in its Charter)



       Indiana                           000-18991               35-1811284
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(State or Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                 File Number)          Identification No.)


212 West 7th Street, Auburn, Indiana                                    46706
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:    (219) 925-2500
                                                     ----------------



                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets

         On February 29, 2000, the Registrant completed the merger of Three Rivers Financial Corporation with and into Registrant. Information as to this transaction was previously reported in the Registrant's Registration Statement on Form S-4, Registration Number 333-92335, which is incorporated herein by reference (the "Proxy/Prospectus"). For a discussion of the terms and conditions of the transaction, reference is made to the Proxy/Prospectus.

         Upon consummation of the merger, each outstanding share of common stock, $0.01 par value per share, of Three Rivers Financial Corporation was converted into the right to receive 1.08 shares of Peoples Bancorp common stock, $1.00 par value per share, in an exchange intended to be tax free to the shareholders, except to the extent of any cash received in exchange for fractional shares. Cash will be paid for fractional shares in an amount determined by multiplying the fractional interest by $13.75, the average of the closing prices per share of the Registrants common stock for the five full trading days immediately preceding February 29, 2000, the closing date. On the closing date, Three Rivers' former wholly-owned subsidiary, First Savings Bank, A Federal Savings Bank, became a wholly-owned subsidiary of the Registrant and will be operated under its current name.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired.

                  1. The financial statements of Three Rivers Financial Corporation are hereby incorporated by reference from the Registrant's Registration Statement on Form S-4 (Registration Number 333-92335) filed with the Commission on December 8, 1999.

         (b)      Pro Forma Financial Statements

                  (1) The Unaudited Pro Forma Combined Financial Information as of September 30, 1999 is hereby incorporated by reference from the Registrant's Registration Statement on Form S-4 (Registration Number 333-92335) filed with the Commission on December 8, 1999.

                  (2) The Unaudited Pro Forma Combined Financial Information as of December 31, 1999 is not included in this filing and will be filed by amendment to this Form 8-K within 60 days of March 15, 2000.

         (c)      Exhibits

                  2 Plan of Reorganization and Agreement and Plan of Merger dated September 21, 1999 (incorporated by reference from the Registrant's Registration Statement on Form S-4 (Registration Number 333-92335) filed with the Commission on December 8, 1999).

                  20 Proxy Statement/Prospectus dated December 27, 1999 (incorporated by reference from the Registrant's Registration Statement on Form S-4 (Registration Number 333-92335) filed with the Commission on December 8, 1999).

                  99. Unaudited Pro Forma Combined Financial information as of December 31, 1999 (to be filed by ammendment).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           PEOPLES BANCORP

Date:    March 13, 2000               By:  Maurice F. Winkler, III
                                           President and Chief Executive Officer